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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 AUGUST 8, 1997
                        ---------------------------------
                        (Date of earliest event reported)


                             DRS TECHNOLOGIES, INC.
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             (Exact name of Registrant as specified in its charter)


          DELAWARE                     1-8533                  13-2632319
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(State of incorporation)      (Commission File Number)       (IRS Employer
                                                           Identification No.)


  5 SYLVAN WAY, PARSIPPANY, NEW JERSEY                           07054
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (973) 898-1500
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                       DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
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              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 5. OTHER EVENTS

At the Annual Meeting of Stockholders held on August 6, 1997, the stockholders of Diagnostic/Retrieval Systems, Inc. d.b.a. DRS Technologies, Inc. (the "Company" or the "Registrant") approved a proposal to amend the Company's Amended and Restated Certificate of Incorporation (the "Certificate") changing the name of the corporation to DRS Technologies, Inc. A Certificate of Amendment was filed with the Secretary of State of the State of Delaware and became effective on August 8, 1997.

The Registrant shall hereinafter be referred to DRS Technologies, Inc. in all subsequent filings.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

3.9 Certificate of Amendment of the Amended and Restated Certificate of the Company, as filed August 8, 1997

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

DRS TECHNOLOGIES, INC
(f.k.a. Diagnostic/Retrieval Systems, Inc.)



By:  /s/ NANCY R. PITEK
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Name:   Nancy R. Pitek
Title:  Vice President, Finance and Treasurer

Date: August 14, 1997



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                                 EXHIBIT INDEX

Exhibit                Description                                        Page
-------                -----------                                        ----
 3.9        Certificate of Amendment of the Amended and Restated
              Certificate of the Company, as filed August 8, 1997